UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2010 (November 15, 2010)

AMERICAN DG ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34493	04-3569304
(Commission file number)	(IRS Employer Identification No.)

45 First Avenue, Waltham, MA 02451
(Address of principal executive officers, including zip code)

(781) 622-1120
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, American DG Energy Inc., or the company, is co-operating with a related company, Tecogen Inc., in the development of an ultra high-efficiency natural gas-driven heat pump for commercial and industrial applications utilizing advanced thermodynamic principles.  This technology, called Ilios, will incorporate mechanical work to extract heat from the environment in order to supplement the chemical energy available in the fuel. The objective of this project is to significantly increase efficiency, but in addition to reduce carbon emissions.  The company and its EuroSite Power subsidiary have secured the rights to market the product in both the United States and Europe.  When and if the development of this technology is successfully completed, it would augment the company’s ability to increase energy efficiency and reduce the costs of energy to customers.

The Ilios project is still in the development stage.  Component testing continues in a simulation laboratory, and construction of a prototype is scheduled to begin by year end 2010.

Tecogen is also engaged in the development of new but related technology to further reduce the emissions of Tecogen cogeneration modules, which are used by the company.  The new technology is undergoing field testing at a California customer site.  If successfully developed and commercialized, this technology may enable the company to expand into the California market and will also enhance its marketing efforts in Europe.

There can be no assurance that the Ilios technology will be successfully completed or commercialized, or that it will significantly affect demand for the company’s systems.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  Such forward-looking statements involve substantial risks and uncertainties.  All statements, other than statements of historical fact, included in this filing are forward-looking statements.  Forward-looking statements include our description of the Ilios research project and its potential impact on the company.

We have based these forward-looking statements on our current expectations and projections about future events.  Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties.  Therefore, you should not place undue reliance on our forward-looking statements.  We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 2010	AMERICAN DG ENERGY INC. By: /s/ Anthony S. Loumidis _____________________________________ Anthony S. Loumidis, Chief Financial Officer